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                                                                   Exhibit 10.11

                         DOCUMENT SCIENCES CORPORATION
                        Professional Services Agreement

This Agreement for Professional Services ("the Agreement") is made and entered into between <<COMPANY>> at <<ADDRESS>> and Document Sciences Corporation, ("Document Sciences") at 6333 Greenwich Drive, Suite 120, San Diego, CA 92122.

1. SERVICES

Document Sciences shall perform the Services specified in Schedule A, the Statement of Work and Fee Schedule, and any Addendums thereto, if any, attached hereto and made a part of this Agreement.

2. TERM

This agreement shall become effective on the date it is accepted by Document Sciences and shall remain in full force and effect until completion of the services or until terminated as provided in Paragraph 7 of this Agreement.

3. CONSIDERATION

As consideration for Document Sciences performance of the Services, Customer shall pay the fee listed in the attached Schedule A, payable in accordance with the payment schedule on said attached schedule.

4. INVOICES

a. Document Sciences will submit itemized invoices to Customer for the Services performed in accordance with the provisions of Schedule A.

b. All invoices are due and payable within thirty days from date of receipt of invoice.

5. CONFIDENTIAL INFORMATION

a. Document Sciences and Customer acknowledge that from time to time certain information may be communicated to either party to enable effective performance of the Services. Both parties shall treat all such information as confidential, whether or not so identified, and shall not disclose any part thereof without the prior written consent of the disclosing party. Both parties shall limit the use and circulation of such information, even within its own organization, to the extent necessary to perform the Services. The foregoing obligation of this Paragraph 5, however, shall not apply to any part of the information that (i) has been disclosed in publicly available sources of information, (ii) is, through no fault of either party, hereafter disclosed in publicly available sources of information, (iii) is now in the possession of the other party without any obligation of confidentiality, or
   (iv) has been or is hereafter rightfully disclosed to the other party by a third party, but only to the extent that the use or disclosure thereof has been or is rightfully authorized by that third party.

b. Both parties agree not to disclose any reports, recommendations, conclusions or other results of the Services or the existence or the subject matter of this contract without prior written consent to the other party.

6. LIMITATION OF LIABILITY

IN NO EVENT SHALL DOCUMENT SCIENCES BE LIABLE TO CUSTOMER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ADDITION, DOCUMENT SCIENCES' LIABILITY TO CUSTOMER FOR DIRECT DAMAGES SHALL IN NO EVENT EXCEED THE TOTAL AMOUNT OF MONEY ACTUALLY PAID BY CUSTOMER TO DOCUMENT SCIENCES UNDER THIS AGREEMENT.






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7.      TERMINATION

a. Either party may terminate this Agreement upon thirty (30) days' prior written notice. If Customer terminates this Agreement for reasons other than cause, Document Science shall be entitled to compensation for unbilled hours worked in performing the Services up to the date of written notification of termination. Such hours will be billed at an hourly rate of $200.00 per hour, plus unbilled expenses of winding up the project.

b. In the event that either party fails to perform any obligation hereunder and fails to cure such non-performance within thirty (30) days following written notice by the other party of such non-performance, then the first party shall be in default hereunder and the other party may elect to terminate this Agreement as set forth in this paragraph.

c. In the event the defaulting party under Paragraph 7.b is the Customer, Document Sciences may elect to immediately terminate this Agreement by giving written notice to Customer. In such event Document Sciences shall have the right to retain all sums previously paid by Customer.

d. In the event the defaulting party under Paragraph 7.b is Document Sciences, Customer may elect to withhold any payment then due or to become due under this Agreement until the default is cured and/or to immediately terminate this Agreement without further liability therefor by giving written notice to Document Sciences.

8.      ASSIGNMENT

This Agreement is not assignable by either party hereto, and any attempt by either party to assign this Agreement or any rights, duties or obligations arising hereunder shall be void and of no effect; provided, however, upon written notice to the other party, either party may assign this Agreement or any rights, duties or obligations hereunder to a corporation controlling, controlled by, or under common control with said party.

9.      MISCELLANEOUS

a. No delay or failure of either party to exercise any right or remedy will operate as a waiver if such right or remedy.

b. This Agreement shall be construed in accordance with and be governed by the laws of the State of California.

c. Any notice given under the Agreement shall be in writing and sent by prepaid registered mail or certified airmail, or commercial courier service. All such notices shall be deemed to have been given when received, addressed in the manner indicated on this Agreement or at such other addresses as the parties may from time to time notify each other of.

d. This Agreement is the entire agreement between Customer and Document Sciences pertaining to the Services and supersedes all proposals or prior and contemporaneous agreements or understandings of Customer and Document Sciences regarding the Services. CUSTOMER AGREES THAT ANY TERMS AND CONDITIONS CONTAINED IN ANY CUSTOMER PURCHASE ORDER OR OTHER ORDERING DOCUMENT SHALL HAVE NO BINDING EFFECT ON DOCUMENT SCIENCES AND WILL NOT MODIFY THIS AGREEMENT IN ANY WAY. Modification of this Agreement shall not be valid unless in writing and signed by duly authorized representatives of both parties.

e. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered, shall constitute a single agreement.

f. If any provision of this Agreement is held invalid, such invalidity shall not effect the validity or enforceability of the other provisions of this Agreement or of the Agreement as a whole.

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g.   Document Sciences reserves the right of approval over any travel related arrangements including but not limited to flight times, accommodations, car rental, etc. in conjunction with the contracted consulting.

10.  CHANGE CONTROL

In the event that Customer desires modifications to the Services as defined in Schedule A, including, but not limited to, modifications of input data format, output requirements or general style of the application, such requests for modification must be submitted in writing and may, at the sole discretion of Document Sciences, require renegotiation of the Fee and Services.

THE INDIVIDUAL SIGNING BELOW WARRANTS HE/SHE IS AN AUTHORIZED REPRESENTATIVE OF CUSTOMER. THIS AGREEMENT SHALL NOT BE EFFECTIVE UNTIL EXECUTED BY CUSTOMER AND ACCEPTED BY AN AUTHORIZED HEADQUARTERS REPRESENTATIVE OF DOCUMENT SCIENCES CORPORATION.

Executed:                               Accepted:

<<COMPANY>>                             DOCUMENT SCIENCES CORPORATION

By:_______________________________      By: ________________________________

Name: ____________________________      Name: ______________________________

Title: ___________________________      Title: _____________________________

Date _____________________________      Date _______________________________


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                                   SCHEDULE A

                         DOCUMENT SCIENCES CORPORATION

                       STATEMENT OF WORK AND FEE SCHEDULE

CUSTOMER: <<Company>>

SERVICES:

A. The following needs to be in place before services shall be performed by Document Sciences:

    - All software and consulting contracts signed and delivered.

    - All software loaded on PC and/or mainframe hosts and printing connectivity achieved.

    - All scanned images required for application submitted electronically.

    - Input text data files and any conditions or rules for file processing submitted electronically.

    - Final document format submitted.

B.  The following services shall be performed by Document Sciences:

    -

C.  The resulting application or services delivered are described as:

    -


FEE SCHEDULE:

D.  The Fee for Services described above is itemized as follows:

    -

* Travel and expenses are additional


E.  Payable in the following installments:      Estimated Date          $

    -

The undersigned agrees that the products or services listed above are an accurate and full inventory of deliverables, and that the delivery of the products or services listed above constitutes fulfillment of this contract.

Executed:                               Accepted:

<<Company>>                             DOCUMENT SCIENCES CORPORATION

By:                                     By:
   ---------------------------------       ------------------------------------

Name:                                   Name:         Tony N. Domit
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Title:                                  Title:       PRESIDENT & CEO
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Date:                                   Date:
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